Exhibit 10.19

(English Translation)

Construction contract of construction project

(GF——1999——0201)

Employer: Weihai Economic & Technology Development Zone Longhai Properties Co., Ltd.
Contractor: Qingdao Longhai Construction Group Co., Ltd.

Part One
Agreement

Employers (full name):	Weihai Economic & Technology Development Zone Longhai Properties Co., Ltd.
Contractor (full name):	Qingdao Longhai Construction Group Co., Ltd.

Both parties agreed on the project terms and signed a contract, which is according to “Contract Law of the People’s Republic of China”, “CONSTRUCTION LAW OF THE PEOPLES REPUBLIC OF CHINA” and Other relevant laws and administrative regulations.

On the basis of keeping to principle of equality, voluntary and good faith:

1. Project Overview

Name:	Lidu Garden, Rushan Longhai
Address:	Yintan, Rushan City
Content:	civil work, water and utility

The form of additional contractor business of the group projection: (Annex 1) Approve Number: Source of fund: Funds raising

2. Scope of Construction

Scope of Construction: construct according to the blueprint provided by the Employer

3. Contract duration

Commencement date: September 28, 2006
Completion date: November 28, 2008
Total days: 792 days

4. Quality Standards

Construction Quality Standards: Qualified

5. Contact Price

Amount (Capital): RMB 115,014,000 Yuan

6. Related files of contacts:

This includes:

1)	This Contract
2)	Notification of award

3)	Form of Tender and its attachments
4)	Special terms and conditions of the contact
5)	General terms and conditions of the contact
6)	Standard specifications and relative files
7)	Blueprint
8)	Bill of Quantities
9)	Priced BOQ or Budget document

Written agreements or documents between the parties on the project shall be deemed as a part of this contract.

7.   Some words of the agreements are given the same definition in the “General terms and Conditions” Part two.

8.   Contractors promise Employers that they will work and finish the project in accordance with the terms of the contract. And they will also assume the obligations still under guaranty.

9.   Contractors promise Employers that they will pay the price and other sums based on the contract rate and payment within contract date.

10. Execution of contract

Time: July 26, 2006
Address: Xujia Town, Rushan City

The contract will take effect immediately after both parties’ sign which is defined by employers and contractors.

Employer: Weihai Economic & Technology Development	Contactor: Qingdao Longhai Construction Group Co.,
Zone Longhai Properties Co., Ltd. (Seal)	Ltd.
Address	Address
Legal Representative:	Legal Representative:
Authorized person:	Authorized person:
Deposit bank:	Deposit bank:
Tel:	Tel:
Fax:	Fax:
Postcode:	Postcode:

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